SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: November 25, 2002

AMERIGROUP CORPORATION

Delaware	54-1739323
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

4425 Corporation Lane
Virginia Beach, VA 23462
(757) 490-6900

ITEM 5.    Other Events

On November 25, 2002, AMERIGROUP Corporation issued a press release announcing the approval of its acquisition of PHP Holdings, Inc. by the Florida Department of Insurance and the expected January 2003 effective date of the acquisition. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.    Financial Statements and Exhibits

(c)  Exhibits

The following material is filed as an exhibit to this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press Release, dated November 25, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation

Date:    November 25, 2002
By:    /s/  SCOTT M. TABAKIN
Name:    Scott M. Tabakin
Title:      Senior Vice President and
                      Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 25, 2002.